DELAWARE GROUP GOVERNMENT FUND
Delaware American Government Bond Fund

Supplement to the Fund's Prospectuses dated November 24, 2004

The following replaces the fourth paragraph in the section titled "How we manage the Fund" on page 5:

The average effective duration of the Fund will typically be between four and six years. This is considered an intermediate range duration. By keeping the average effective duration in this intermediate range, we aim to reduce the Fund's sensitivity to changes in interest rates. When interest rates rise, prices of bonds and bond funds generally decline and when interest rates decline, prices generally rise. We believe intermediate-duration bonds generally offer us attractive income potential with lower price fluctuations than longer-term bonds.

This Supplement is dated April 7, 2005.